UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2007 (September 16, 2007)

WESCORP ENERGY INC.
(Exact name of registrant as specified in its charter)

Deleware	000-30095	33-0921967
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Suite 770, 435 - 4th Avenue S.W., Calgary, Alberta, Canada T2P 3A8

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (780) 482-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

As described in Item 5.02 below, and incorporated herein by reference, in connection with two employment agreements executed on September 16, 2007, Wescorp Energy Inc. (“Wescorp” or the “Corporation”) issued 1,000,000 shares of Wescorp restricted common stock to each of Messrs. Douglas Biles, the Corporation’s Chief Executive Officer, and Scott Shemwell, the Corporation’s Chief Operating Officer. These shares were issued in reliance upon the exemption from registration under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), as both Mr. Biles and Mr. Shemwell are considered “accredited investors” as defined in Rule 501 of the Securities Act. This issuance qualified for exemption from registration because (i) the securities were issued to accredited investors only; (ii) the Corporation did not engage in any general solicitation or advertising to market the securities; and (iii) each of Mr. Biles and Mr. Shemwell received “restricted securities.”

In addition, as described in Item 8.01 below, and incorporated herein by reference, in connection with a consulting agreement executed on September 19, 2007, Wescorp issued 100,000 shares of Wescorp restricted common stock to Mr. Cowper, a director of the Corporation. These shares were issued in reliance upon the exemption from registration under Regulation D of the Securities Act as Mr. Cowper is considered an “accredited investor” as defined in Rule 501 of the Securities Act. This issuance qualified for exemption from registration because (i) the securities were issued to an accredited investor only; (ii) the Corporation did not engage in any general solicitation or advertising to market the securities; and (iii) Mr. Biles received “restricted securities.”

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Mr. Douglas E. Biles

On September 16, 2007, Wescorp Energy Inc. (“Wescorp” or the “Corporation”) entered into an employment agreement with Douglas E. Biles (the “Biles Employment Agreement”), effective September 1, 2007. Pursuant to the Biles Employment Agreement, Mr. Biles will continue to be employed as the Corporation’s Chief Executive Officer for a two-year period commencing on September 1, 2007 and ending on August 31, 2009. The Biles Employment Agreement shall automatically be extended for a further two-year period unless Mr. Biles or the Corporation serves written notice at least ninety days prior to the end of the original two-year period. Mr. Biles will be entitled to a gross annual salary of $180,000 or such other amount as shall from time to time be agreed upon between the parties.

In connection with the Biles Employment Agreement, the Corporation also agreed to execute a stock option agreement granting Mr. Biles 1,000,000 shares of Wescorp common stock, of which 334,000 shares vested immediately upon execution of the Biles Employment Agreement, and 333,000 shares will vest on the first and second anniversary dates of the Biles Employment Agreement. The exercise price of these options is $.46 per share, which was the closing market price of the shares on the Over The Counter Bulletin Board as of September 17, 2007. These options shall expire five years following the vesting date.

In the event Mr. Biles is terminated without cause or Wescorp serves notice to Mr. Biles that it does not wish to renew the Biles Employment Agreement, then Wescorp will pay Mr. Biles an amount equal to two times his highest annual base salary and bonus, if any, for the past three years of his employment with Wescorp. Wescorp further agreed to pay Mr. Biles an additional amount equal to two times his highest annual base salary for the past three years of his employment with Wescorp upon termination without cause or notice by Wescorp that it does not wish to renew the Biles Employment Agreement as compensation for the loss of opportunity to obtain additional stock options.

The foregoing description of the Biles Employment Agreement does not purport to be complete, and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.1 to this current report and is incorporated by reference into this current report.

Employment Agreement with Mr. Scott M. Shemwell

On September 16, 2007, Wescorp entered into an employment agreement with Scott M. Shemwell (the “Shemwell Employment Agreement”), effective September 1, 2007. Pursuant to the Shemwell Employment Agreement, Mr. Shemwell will continue to be employed as the Corporation’s Chief Operating Officer for a two-year period commencing on September 1, 2007 and ending on August 31, 2009. The Shemwell Employment Agreement shall automatically be extended for a further two-year period unless Mr. Shemwell or the Corporation serves written notice at least ninety days prior to the end of the original two-year period. Mr. Shemwell will be entitled to a gross annual salary of $144,000 per annum or such other amount as shall from time to time be agreed upon between the parties.

In connection with the Shemwell Employment Agreement, the Corporation also agreed to execute a stock option agreement granting Mr. Shemwell 1,000,000 shares of Wescorp common stock, of which 334,000 shares vested immediately upon execution of the Shemwell Employment Agreement, and 333,000 shares will vest on the first and second anniversary dates of the Shemwell Employment Agreement. The exercise price of these options is $.46 per share, which was the closing market price of the shares on the Over The Counter Bulletin Board as of September 17, 2007. These options shall expire five years following the vesting date.

In the event Mr. Shemwell is terminated without cause or Wescorp serves notice to Mr. Shemwell that it does not wish to renew the Shemwell Employment Agreement, then Wescorp will pay Mr. Shemwell an amount equal to two times his highest annual base salary and bonus, if any, for the past three years of his employment with Wescorp. Wescorp further agreed to pay Mr. Shemwell an additional amount equal to two times his highest annual base salary for the past three years of his employment with Wescorp upon termination without cause or notice by Wescorp that it does not wish to renew the Shemwell Employment Agreement as compensation for the loss of opportunity to obtain additional stock options.

The foregoing description of the Shemwell Employment Agreement does not purport to be complete, and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.2 to this current report and is incorporated by reference into this current report.

Item 8.01	Other Events.

Consultant Services Agreement with Mr. Steve Cowper

On September 19, 2007, Wescorp entered into a three-year consultant services agreement with Steve Cowper, a director of the Corporation (the “Cowper Agreement”), effective September 1, 2007. Pursuant to the Cowper Agreement, Mr. Cowper agreed to provide services to Wescorp as a consultant as instructed from time to time by Wescorp, primarily as a liaison and coordinator of business development (the “Services”), and will report to the Corporation’s Chief Executive Officer. Mr. Cowper shall provide the Services at a monthly rate of $8,500, including reimbursement for travel and associated costs. Upon execution of the Cowper Agreement, the Corporation agreed to issue 100,000 shares of

Wescorp common stock, that vests immediately, and to include these restricted shares in a registration statement on Form S-8 at a time and manner to be determined by Wescorp. In addition, Mr. Cowper was granted an option to purchase 500,000 shares of Wescorp common stock. The exercise price of these options is $.45 per share, which was the closing market price of the shares on the Over The Counter Bulletin Board as of September 19, 2007. These options shall expire five years following the vesting date.

The foregoing description of the Cowper Agreement does not purport to be complete, and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.3 to this current report and is incorporated by reference into this current report.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Document

10.1	Employment Agreement between Wescorp Energy Inc. and Douglas Biles.

10.2	Employment Agreement between Wescorp Energy Inc. and Scott Shemwell.

10.3	Consultant Service Agreement between Wescorp Energy Inc., and Steve Cowper.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCORP ENERGY INC.

September 20, 2007	By: /s/ Douglas Biles
Douglas Biles
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Document

10.1	Employment Agreement between Wescorp Energy Inc. and Douglas Biles.

10.2	Employment Agreement between Wescorp Energy Inc. and Scott Shemwell.

10.3	Consultant Service Agreement between Wescorp Energy Inc., and Steve Cowper.